UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
(Amendment No. )
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GoHealth, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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GoHealth, Inc.
NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders
May 26, 2021
10:00 a.m. Eastern time (9:00 a.m. Central time)

GOHEALTH, INC.
214 West Huron St.
CHICAGO, ILLINOIS 60654
April 6, 2021

To Our Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of GoHealth, Inc. at 10:00 a.m. Eastern time (9:00 a.m. Central time), on Wednesday, May 26, 2021. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the Annual Meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,

Clinton P. Jones
Co-Founder, Chief Executive Officer and Co-Chair of the Board of Directors

GOHEALTH, INC.
214 West Huron St.
Chicago, Illinois 60654
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, MAY 26, 2021
The Annual Meeting of Stockholders (the “Annual Meeting”) of GoHealth, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time (9:00 a.m. Central time) on Wednesday, May 26, 2021. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GOCO2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Rahm Emanuel, Helene D. Gayle and Alexander E. Timm as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our outstanding shares of capital stock, composed of Class A common stock and Class B common stock, subject to those restrictions set forth in the GoHealth Holdings, LLC Agreement, as of the close of business on March 31, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting by sending an email to Brian P. Farley, Chief Legal Officer and Corporate Secretary, at BFarley@gohealth.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

Brian P. Farley
Chief Legal Officer and Corporate Secretary
Chicago, Illinois
April 6, 2021
i

CERTAIN DEFINITIONS
In connection with the closing of our initial public offering of our Class A common stock in July 2020 (the “IPO”), we effected certain organizational transactions which we refer to as the “Transactions”. As used in the accompanying proxy statement, unless otherwise indicated, references to:
•
“we,” “us,” “our,” the “Company,” “GoHealth” and similar references refer: (1) following the consummation of the Transactions, including our IPO, to GoHealth, Inc., and, unless otherwise stated, all of its direct and indirect subsidiaries, including GoHealth Holdings, LLC (formerly known as Blizzard Parent, LLC), and (2) prior to the completion of the Transactions, including our IPO, to GoHealth Holdings, LLC and, unless otherwise stated, all of its direct and indirect subsidiaries, or, as applicable, Norvax.

•
“Blocker Company” refers to an entity affiliated with Centerbridge that was an indirect owner of LLC Interests in GoHealth Holdings, LLC prior to the Transactions and is taxable as a corporation for U.S. federal income tax purposes.

•
“Blocker Shareholders” refer to entities affiliated with Centerbridge, the owners of the Blocker Company prior to the Transactions, who exchanged their interests in the Blocker Company for shares of our Class A common stock and cash in connection with the consummation of the Transactions.

•
“Centerbridge” refers to Centerbridge Capital Partners III, L.P., our sponsor and a Delaware limited partnership, certain funds affiliated with Centerbridge Capital Partners III, L.P. and other entities over which Centerbridge Capital Partners III, L.P. has voting control (including any such fund or entity formed to hold shares of Class A common stock for the Blocker Shareholders).

•
“Centerbridge Acquisition” refers to the acquisition, on September 13, 2019, by Centerbridge, indirectly through a subsidiary of GoHealth Holdings, LLC (formerly known as Blizzard Parent, LLC), an entity formed in contemplation of the acquisition, of a 100% interest in Norvax.

•
“Continuing Equity Owners” refer collectively to direct or indirect holders of LLC Interests and our Class B common stock immediately following consummation of the Transactions, including Centerbridge, Norwest, NVX Holdings, our Founders, the Former Profits Unit Holders and certain executive officers, employees and other minority investors and their respective permitted transferees who may, following the consummation of our IPO, exchange at each of their respective options (subject in certain circumstances to time-based vesting requirements and certain other restrictions), in whole or in part from time to time, their LLC Interests (along with an equal number of shares of Class B common stock (and such shares shall be immediately cancelled)) for, at our election (determined solely by at least two of our independent directors (within the meaning of the listing rules of The Nasdaq Global Market, or the “Nasdaq rules”) who are disinterested), cash or newly-issued shares of our Class A common stock.

•	“Founders” refer to Brandon M. Cruz, our Co-Founder and Chief Strategy Officer and Special Advisor to the Executive Team, and Clinton P. Jones, our Co-Founder and Chief Executive Officer.
•
“Former Profits Unit Holders” refers collectively to certain of our directors and certain current and former officers and employees, in each case, who directly or indirectly held existing vested and unvested profits units, which were comprised of profits units that have time-based vesting conditions and profits units that have performance-based vesting conditions, of GoHealth Holdings, LLC pursuant to GoHealth Holdings, LLC’s existing profits unit plan and who received LLC Interests in exchange for their profits units in connection with the Transactions. LLC Interests received in exchange for unvested profits units remain subject to their existing time-based vesting requirements. Profit units with performance-based vesting conditions fully vested as such conditions were met in connection with our IPO.

•
“GoHealth Holdings, LLC Agreement” refers to GoHealth Holdings, LLC’s amended and restated limited liability company agreement, dated July 15, 2020, and pursuant to which, among other things, holders of any shares of Class B common stock corresponding to common units which remain subject to vesting conditions in accordance with any applicable equity plan or individual award agreement agreed to abstain from voting any such shares of Class B common stock at any annual or special meeting of stockholders.

ii

•	“LLC Interests” refer to the common units of GoHealth Holdings, LLC, including those that we purchased with a portion of the net proceeds from our IPO.
•	“Norwest” refers to Norwest Equity Partners and certain funds affiliated with Norwest Equity Partners.
•	“Norvax” refers to Norvax, LLC, a Delaware limited liability company and a subsidiary of GoHealth Holdings, LLC.
•	“NVX Holdings” refers to NVX Holdings, Inc., a Delaware corporation that is controlled by the Founders.
•
“Original Equity Owners” refer to the owners of LLC Interests in GoHealth Holdings, LLC prior to the consummation of the Transactions, collectively, which include Centerbridge, Norwest, our Founders and certain executive officers, employees and other minority investors.

•	“Transactions” refer to our IPO and certain organizational transactions that were effected in connection with our IPO, and the application of the net proceeds therefrom.
GoHealth, Inc. is a holding company and the sole managing member of GoHealth Holdings, LLC, and its principal asset consists of LLC Interests.
iii

GOHEALTH, INC.
214 West Huron St.
Chicago, Illinois 60654
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of GoHealth, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, May 26, 2021 (the “Annual Meeting”), at 10:00 a.m. Eastern time (9:00 a.m. Central time), and at any continuation, postponement, or adjournment of the Annual Meeting. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GOCO2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of outstanding shares of capital stock, subject to the GoHealth Holdings, LLC Agreement, comprised of shares of our Class A common stock, $0.0001 par value per share, and our Class B common stock, $0.0001 par value per share (together, our “common stock”), as of the close of business on March 31, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of the Record Date, there were 98,517,646 shares of Class A common stock and 216,611,858 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock and Class B common stock, subject to the GoHealth Holdings, LLC Agreement, is entitled to one vote on any matter presented to stockholders at the Annual Meeting, representing 31.3% and 68.7% of the voting power of our common stock, respectively.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2020 (the “2020 Annual Report”) will be released on or about April 6, 2021 to our stockholders on the Record Date.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, MAY 26, 2021
This Proxy Statement and our 2020 Annual Report to Stockholders are available at http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Rahm Emanuel, Helene D. Gayle and Alexander E. Timm as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Rahm Emanuel, Helene D. Gayle and Alexander E. Timm as Class I Directors; and
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because GoHealth’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, GoHealth is making this proxy statement and its 2020 Annual Report available to its stockholders electronically via the Internet. On or about April 6, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is March 31, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Class A common stock and Class B common stock is entitled to one vote for all matters before the Annual Meeting. Holders of Class A common stock and Class B common stock, subject to the GoHealth Holdings, LLC Agreement, vote together as a single class on any matter (including the election of directors and the ratification of our independent registered public accounting firm) that is submitted to a vote of stockholders, unless otherwise required by law or our amended and restated certificate of incorporation. At the close of business on the Record Date, there were 98,517,646 shares of Class A common stock and 216,611,858 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing 31.3% and 68.7% voting power of our common stock, respectively.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our stockholders, directors and members of management who wish to attend the Annual Meeting, in light of the COVID-19 pandemic, GoHealth has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GOCO2021. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. Eastern time (9:00 a.m. Central time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 9:55 a.m., Eastern time (8:55 a.m. Central time), and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the Annual Meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet before the Annual Meeting—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone before the Annual Meeting—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Mail before the Annual Meeting—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
by Internet at the Annual Meeting—If you attend the Annual Meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the Annual Meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time (10:59 p.m. Central time), on May 25, 2021. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically during the Annual Meeting.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Corporate Secretary of GoHealth prior to the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number of otherwise voting through your bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on pages 8 and 11 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/GOCO2021. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/GOCO2021.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the Annual Meeting that are pertinent to the Company and the Annual Meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”
How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
We currently have nine (9) directors on our Board. At the Annual Meeting, three (3) Class I Directors, Rahm Emanuel, Helene D. Gayle and Alexander E. Timm are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the Annual Meeting and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Rahm Emanuel, Helene D. Gayle and Alexander E. Timm; the current Class II Directors are Brandon M. Cruz, Joseph G. Flanagan and Miriam A. Tawil; and the current Class III Directors are Jeremy W. Gelber, Clinton P. Jones and Anita V. Pramoda.
Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
In connection with the IPO of our Class A common stock in July 2020, we entered into a Stockholders’ Agreement between the Company and certain stockholders of the Company, including Centerbridge and NVX Holdings. Mr. Gelber and Ms. Tawil were each designated by Centerbridge as a Class III Director and a Class II Director, respectively (and each as a Centerbridge Director, as defined below). Mr. Cruz and Mr. Jones were each designated by NVX Holdings as a Class II Director and a Class III Director, respectively (and each as a NVX Director, as defined below). Mr. Flanagan and Mr. Timm were designated by Centerbridge as a Class II Director and a Class I Director, respectively (and each as a Centerbridge-Designated Independent Director, as defined below). Ms. Gayle and Ms. Pramoda were each designated by NVX Holdings as a Class I Director and a Class III Director, respectively (and each as a NVX-Designated Independent Director). In addition, Mr. Emanuel was designated pursuant to the Stockholders Agreement as an initial director who satisfied the independence requirements described therein. As a result of the Stockholders’ Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at GoHealth. For more information, see “Corporate Governance—Stockholders’ Agreement.”
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that any of Mr. Emanuel, Ms. Gayle or Mr. Timm should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Mr. Emanuel, Ms. Gayle or Mr. Timm will be unable to serve if elected. Each of Mr. Emanuel, Ms. Gayle and Mr. Timm has consented to being named in this proxy statement and to serve if elected.

Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.
Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:
Name	Age	Position with GoHealth
Rahm Emanuel	61	Director
Helene D. Gayle	65	Director
Alexander E. Timm	32	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:
Rahm Emanuel
Rahm Emanuel has served as a member of GoHealth, Inc.’s board of directors since 2020 and as a member of GoHealth Holdings, LLC’s board of managers since 2020. Mr. Emanuel has been Senior Counselor at Centerview Partners since 2019, served as Mayor of Chicago from 2011 to 2019, and as White House Chief of Staff from 2009 to 2010, among other leadership positions. Mr. Emanuel worked at the investment bank Wasserstein Parella & Co. from 1998 to 2000 and served as a member of the board of directors of Freddie Mac from 2000 to 2001 and a member of the board of directors of the Chicago Mercantile Exchange from 1999 to 2001. Mr. Emanuel holds a Bachelor of Arts degree from Sarah Lawrence College and a Master of Arts degree from Northwestern University. We believe Mr. Emanuel is qualified to serve on GoHealth, Inc.’s board of directors due to his financial expertise and many years of leadership experience.
Helene D. Gayle
Helene D. Gayle has served as a member of GoHealth, Inc.’s board of directors since 2020. Dr. Gayle has been the Chief Executive Officer of The Chicago Community Trust since 2017 and previously served as the Chief Executive Officer at the McKinsey Social Initiative, a nonprofit organization launched by McKinsey & Company that implements programs that bring together varied stakeholders to address complex global social challenges from 2015 to 2017. From 2006 to 2015, Dr. Gayle served as President and Chief Executive Officer of CARE USA, a leading international humanitarian organization. For twenty years, from 1984 to 2004, Dr. Gayle worked for the Centers for Disease Control, retiring as a Rear Admiral in the Public Health Service and an Assistant Surgeon General. Dr. Gayle serves as a member of the board of directors of The Coca-Cola Company and Colgate-Palmolive Company. Dr. Gayle holds a Bachelor of Arts in Psychology from Barnard College of Columbia University, a Doctor of Medicine degree from the University of Pennsylvania and a Master of Public Health degree from Johns Hopkins University. We believe Dr. Gayle is qualified to serve on GoHealth, Inc.’s board of directors due to her extensive knowledge of the healthcare industry, extensive board experience and many years of leadership experience.
Alexander E. Timm
Alexander E. Timm has served as a member of GoHealth, Inc.’s board of directors since 2020 and as a member of GoHealth Holdings, LLC’s board of managers since 2020. Mr. Timm is also the Chief Executive Officer of Root Insurance Company, which he co-founded in 2015. Additionally, from 2011 to 2015, Mr. Timm worked at Nationwide Insurance as a senior consultant in corporate strategy. Mr. Timm holds a Bachelor of Science degree in Business Administration and a Bachelor of Arts degree in Actuarial Studies, Accounting and Mathematics from Drake University. We believe Mr. Timm is qualified to serve on GoHealth, Inc.’s board of directors due to his extensive insurance industry experience, as well as his success in the entrepreneurial, technology, and data science industries.
Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2022 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Position with GoHealth
Brandon M. Cruz	43	Co-Founder, Chief Strategy Officer, Special Advisor to the Executive Team and Co-Chair of the Board of Directors
Joseph G. Flanagan	49	Director
Miriam A. Tawil	36	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Brandon M. Cruz
Brandon M. Cruz is the co-founder of GoHealth and has served as GoHealth’s Chief Strategy Officer and Special Advisor to the Executive Team since 2020. Prior to this role, he served as President of GoHealth since its founding in 2001. He has also been a member of GoHealth, Inc.’s board of directors since 2020 and a member of GoHealth Holdings, LLC’s board of managers since 2019, as well as serving on the board of managers of GoHealth’s predecessor since its founding. He serves on the board of Homecare Holdings. Mr. Cruz holds a Bachelor of Science degree in Management Information Systems from Miami University, and is a member of the Miami University Business Advisory Council. We believe Mr. Cruz is qualified to serve on GoHealth, Inc.’s board of directors due to his extensive experience in the insurance industry and his knowledge of our business in particular, gained through his services as our co-founder and Chief Strategy Officer and Special Advisor to the Executive Team.
Joseph G. Flanagan
Joseph G. Flanagan has served as a member of GoHealth, Inc.’s board of directors since 2020 and as a member of GoHealth Holdings, LLC’s board of managers since 2020. Mr. Flanagan has also served as the President and Chief Executive Officer and as a member of the board of directors of R1 RCM Inc. (“R1”), a healthcare revenue cycle management company, since May 2016, after having served as R1’s Chief Operating Officer since April 2013 and President and Chief Operating Officer since April 2016. Mr. Flanagan holds a Bachelor of Science degree in Engineering from the United States Merchant Marine Academy. We believe Mr. Flanagan is qualified to serve on GoHealth, Inc.’s board of directors due to his knowledge of the healthcare industry and extensive board experience.
Miriam A. Tawil
Miriam A. Tawil has served as a member of GoHealth, Inc.’s board of directors since 2020. Ms. Tawil has been a Managing Director of Centerbridge since 2012, where she focuses on investments in the healthcare and financial services sectors. Ms. Tawil also serves as a member of the board of directors of Civitas Solutions, Inc. Prior to joining Centerbridge, Ms. Tawil was an associate at TPG Capital from 2008 to 2010 and an analyst in the Mergers and Acquisitions Group of The Blackstone Group L.P. from 2006 to 2008. Ms. Tawil holds a Bachelor of Arts from Harvard College and a Master in Business Administration degree from Harvard Business School. We believe Ms. Tawil is qualified to serve on GoHealth, Inc.’s board of directors due to her extensive knowledge of the healthcare industry, broad financial expertise and years of leadership experience.

Class III Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Position with GoHealth
Clinton P. Jones	43	Co-Founder, Chief Executive Officer and Co-Chair of the Board of Directors
Jeremy W. Gelber	45	Director
Anita V. Pramoda	46	Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Clinton P. Jones
Clinton P. Jones is the co-founder of GoHealth and has served as GoHealth’s Chief Executive Officer since GoHealth’s founding in 2001. He has also been a member of GoHealth, Inc.’s Board of Directors since 2020 and a member of GoHealth Holdings, LLC’s board of managers since 2019, as well as serving on the board of managers of GoHealth’s predecessor since its founding in 2001. He also serves as member of the board of directors of Bridge Legal. From June 2000 to January 2001, Mr. Jones served as Intranet Market Manager for Holt Value, a former division of Credit Suisse. Mr. Jones speaks regularly at industry events and conferences. He is also active in insurance regulatory forums. In 2013, Mr. Jones was recognized by Ernst & Young as the Midwest Entrepreneur of the Year and was also named to the annual Chicago leadership list, Crain’s 40 under 40. Mr. Jones holds Bachelor of Science degrees in both Marketing and Management Information Systems from Miami University. We believe Mr. Jones is qualified to serve on GoHealth, Inc.’s Board of Directors due to his extensive experience in the insurance industry and his knowledge of our business in particular, gained through his services as our co-founder and Chief Executive Officer.
Jeremy W. Gelber
Jeremy W. Gelber has served as a member of GoHealth, Inc.’s Board of Directors since 2020 and as a member of GoHealth Holdings, LLC’s board of managers since 2019. Mr. Gelber has been a Senior Managing Director of Centerbridge since 2018, where he focuses on investments in the healthcare sector, and has also served as a member of the board of directors of American Renal Associates Holdings, Inc. since 2020, Civitas Solutions, Inc. since 2019 and Remedi SeniorCare Holding Corporation since 2019. Prior to joining Centerbridge, Mr. Gelber was a Partner at Pamplona Capital, a private equity firm, and also served as Executive Director in the Healthcare Investment Banking Division at Morgan Stanley. Mr. Gelber holds a Bachelor of Science degree from Dartmouth College and a Doctor of Medicine degree from Jefferson Medical College. We believe Mr. Gelber is qualified to serve on GoHealth, Inc.’s Board of Directors due to his knowledge of the healthcare industry, broad financial expertise and many years of leadership experience.
Anita V. Pramoda
Anita V. Pramoda has served as a member of GoHealth, Inc.’s Board of Directors since 2020. Ms. Pramoda also serves as a member of the board of directors of the Federal Reserve Bank of San Francisco (Los Angeles) and Health Catalyst, Inc., a provider of data and analytics technology and services to healthcare organizations. Ms. Pramoda is a Venture Partner and Executive Advisor at the Technology Crossover Ventures. Previously, Ms. Pramoda served as a member of the board of directors of Dignity Health Foundation, from 2013 to 2017, Allscripts Healthcare, LLC, from 2013 to 2016 and as Chief Financial Officer at Epic Systems Corporation, from 2009 to 2012. Ms. Pramoda holds a Master in Business Administration degree from the University of Pennsylvania - The Wharton School. We believe Ms. Pramoda is qualified to serve on GoHealth, Inc.’s Board of Directors due to her extensive knowledge of the healthcare industry, extensive board experience and many years of leadership experience.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the 2021 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2022. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Anita V. Pramoda (Chair)
Joseph G. Flanagan
Alexander E. Timm

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:
Fee Category	2020	2019
Audit Fees	$3,303,926	$2,117,115
Audit-Related Fees	105,000	469,022
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$3,408,926	$2,586,136
Audit Fees
Audit fees consist of all professional services rendered in connection with (a) the audit of our annual consolidated financial statements, (b) the reviews of our quarterly consolidated financial statements, (c) our Registration Statement on Form S-1 related to our IPO and (d) consents and review of other documents filed with the SEC.
Audit-Related Fees
Audit-related fees consist of business combination financial due diligence, internal control readiness and professional services rendered in connection with the audit of our 401k retirement plan.
Tax Fees
There were no such fees incurred in 2020 or 2019.
All Other Fees
All other fees consist of services not captured in the audit or audit-related categories.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Clinton P. Jones(1)	43	Co-Founder, Chief Executive Officer and Co-Chair of the Board of Directors
Brandon M. Cruz(2)	43	Co-Founder, Chief Strategy Officer, Special Advisor to the Executive Team and Co-Chair of the Board of Directors
Shane E. Cruz(3)	41	Chief Operating Officer
Brian P. Farley(4)	51	Chief Legal Officer and Corporate Secretary
Travis J. Matthiesen(5)	37	Chief Financial Officer
James A. Sharman(6)	62	President
(1)	See biography on page 10 of this proxy statement.
(2)	See biography on page 9 of this proxy statement.
(3)
Shane E. Cruz has served as GoHealth’s Chief Operating Officer since 2020 and prior to that, was the Chief Technology Officer of GoHealth since 2014. Mr. Cruz holds Bachelor of Science degrees in Computer Science and Engineering and a Master of Engineering in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

(4)
Brian P. Farley has served as GoHealth’s Chief Legal Officer and Corporate Secretary since 2020. Previously, Mr. Farley served in various roles at Allscripts Healthcare Solutions, Inc., including most recently as Executive Vice President, General Counsel and Chief Administrative Officer from 2013 to 2020. Mr. Farley holds a Bachelor of Arts in Political Economics from Colorado College, a Juris Doctor from The George Washington University National Law Center and an Executive Master’s in Business Administration from the University of Colorado.

(5)
Travis J. Matthiesen has served as GoHealth’s Chief Financial Officer since 2018. Prior to serving as Chief Financial Officer, he served as GoHealth’s Vice President of Finance and Marketplace Operations from 2017 to 2018 and as GoHealth’s Corporate Controller from 2010 to 2017. He also served as a member of the board of directors of Creatix, Inc., our subsidiary, from 2018 to 2019. From 2006 to 2010, Mr. Matthiesen worked at the Assurance and Advisory Services Department of Ernst & Young LLP. Mr. Matthiesen holds a Master of Business Administration from the University of Notre Dame and a Bachelor of Science degree in Accounting from Cedarville University.

(6)
James A. Sharman has served as GoHealth’s President since 2020 and prior to that, was the Chief Operating Officer of GoHealth since 2018. Mr. Sharman was also appointed as a director of The Shyft Group (formerly known as Spartan Motors Inc. prior to 2020), which specializes in vehicle manufacturing and assembly for the commercial and retail vehicle industries, in February 2016 and has served as its Chairman since 2018. From 2015 through 2018, Mr. Sharman served as Chief Operating Officer of Coyote Logistics, a freight broker and logistics services provider and a wholly-owned subsidiary of United Parcel Service, Inc. Mr. Sharman holds a Master of Business Administration from Duke University's Fuqua School of Business and Bachelor of Science degree in Engineering from the United States Military Academy at West Point.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section under the “Documents & Charters” in our investor relations section of our corporate website located at investors.gohealth.com, or by writing to our Corporate Secretary at our offices at 214 West Huron St., Chicago, Illinois 60654.
Board Composition
Our Board of Directors currently consists of nine members: Brandon M. Cruz, Rahm Emanuel, Joseph G. Flanagan, Helene D. Gayle, Jeremy W. Gelber, Clinton P. Jones, Anita V. Pramoda, Miriam A. Tawil and Alexander E. Timm. As set forth in our Amended and Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Stockholders’ Agreement
On July 15, 2020, we entered into the Stockholders Agreement with Centerbridge and NVX Holdings, pursuant to which each party thereto agreed to vote, or cause to be voted, all of their outstanding shares of our Class A common stock and Class B common stock at any annual meeting of stockholders in which directors are elected, so as to cause the election of the Centerbridge Directors, Centerbridge-Designated Independent Directors, Founders Directors and Founders-Designated Independent Directors (each as defined below). The Stockholders’ Agreement provides Centerbridge and NVX Holdings with certain board designation rights for so long as they maintain a certain percentage of ownership of our outstanding Class A common stock.
Pursuant to the Stockholders Agreement, Centerbridge has the right to designate for nomination by the Board in any applicable election that number of individuals, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Centerbridge Director not standing for election in such election, would result in there being two directors, or the “Centerbridge Directors,” who are Centerbridge Directors for as long as Centerbridge directly or indirectly, beneficially owns, in the aggregate, at least 10% of our Class A common stock. If at any time, Centerbridge directly or indirectly, beneficially owns, in the aggregate, less than 10% but at least 5% of our Class A common stock, Centerbridge has the right to designate that number of individuals, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Centerbridge Director not standing for election in such election, would result in there being one Centerbridge Director on the Board. In addition, Centerbridge has the right to designate for nomination by the Board in any applicable election that number of individuals, which assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Centerbridge-Designated Independent Director, would result in there being two individuals who satisfy the independence requirements specified in the Stockholders Agreement, or the “Centerbridge-Designated Independent Directors,” for as long as Centerbridge directly or indirectly, beneficially owns, in the aggregate, at least 20% of our Class A common stock. If at any time Centerbridge directly or indirectly, beneficially owns, in the aggregate, less than 20% but at least 15% of our Class A common stock, Centerbridge will have the right to designate for nomination by the Board in any applicable election that number of individuals, which assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Centerbridge-Designated Independent Director, would result in there being one Centerbridge-Designated Independent Director on the Board.

Pursuant to the Stockholders Agreement, NVX Holdings has the right designate for nomination by the Board in any applicable election that number of individuals, which assuming such individuals are successfully elected to the Board, when taken together with any incumbent Founder Director not standing for election in such election, would result in there being two directors, or the “Founders Directors,” who will be the Founders Directors for as long as NVX Holdings directly or indirectly, beneficially owns, in the aggregate, 10% or more of our Class A common stock. If at any time NVX Holdings directly or indirectly, beneficially owns, in the aggregate less than 10% but at least 5% of our Class A common stock, NVX Holdings has the right designate for nomination by the Board in any applicable election that number of individuals, which assuming such individuals are successfully elected to the Board, when taken together with any incumbent Founder Director not standing for election in such election, would result in there being one Founder Director. In addition, NVX Holdings has the right to designate for nomination by the Board in any applicable election that number of individuals who satisfy the independence requirements specified in the Stockholders Agreement, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Founders-Designated Independent Director not standing for election in such election, would result in there being two Directors, or the “Founders-Designated Independent Directors,” who will be Founders-Designated Independent Directors for as long as NVX Holdings directly or indirectly, beneficially owns, in the aggregate, at least 20% of our Class A common stock. If at any time, NVX Holdings directly or indirectly, beneficially owns, in the aggregate, less than 20% but at least 15% of our Class A common stock, NVX Holdings will have the right to designate for nomination that number of individuals, which, assuming all such individuals are successfully elected to the Board, when taken together with any incumbent Founders-Designated Independent Director not standing for election in such election, would result in there being one Founder-Designated Independent Director.
Controlled Company Exemptions
NVX Holdings, Inc., a Delaware corporation, and Centerbridge Capital Partners III, L.P., our sponsor and a Delaware limited partnership, certain funds affiliated with Centerbridge Capital Partners III, L.P. and other entities over which Centerbridge Capital Partners III, L.P. has voting control together have more than 50% of the combined voting power of our common stock. As a result, we are a “controlled company” within the meaning of the corporate governance standards of the listing requirements of The Nasdaq Global Select Market, or “Nasdaq” and have elected not to comply with certain corporate governance standards, including that: (1) we have a Nominating and Corporate Governance Committee that is composed entirely of independent directors and (2) Compensation Committee that is composed entirely of independent directors. Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. For so long as we remain a “controlled company,” we may continue to avail ourselves of the exemptions available to “controlled companies”. In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
Director Independence
Rahm Emanuel, Joseph G. Flanagan, Helene D. Gayle, Jeremy W. Gelber, Anita V. Pramoda, Miriam A. Tawil and Alexander E. Timm each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Mr. Gelber and Ms. Tawil are affiliated with certain of our significant stockholders. Clinton P. Jones and Brandon M. Cruz are not independent. Brandon M. Cruz, our Co-Founder, Chief Strategy Officer and Special Advisor to the Executive Team and Director is the brother of Shane E. Cruz, our Chief Operating Officer. Otherwise, there are no family relationships among any of our executive officers or directors.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.
Under the Stockholders Agreement, the directors initially designated for election to the applicable classes of the Board are (i) Mr. Emanuel, (ii) Mr. Gelber, Ms. Tawil, Mr. Flanagan and Mr. Timm by Centerbridge, and (iii) Mr. Cruz, Mr. Jones, Ms. Gayle and Ms. Pramoda by NVX Holdings.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, GoHealth, Inc., 214 West Huron St., Chicago, Illinois 60654. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Corporate Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Corporate Secretary and Co-Chairs of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Corporate Secretary, GoHealth, Inc., 214 West Huron St., Chicago, Illinois 60654.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our

Company. Currently, the roles are combined, with Clinton P. Jones serving as Co-Chair of the Board and Chief Executive Officer and Brandon M. Cruz serving as Co-Chair of the Board and Chief Strategy Officer and Special Advisor to the Executive Team. Our Board has determined that combining the roles of Co-Chair of the Board and Chief Executive Officer, in the case of Mr. Jones, and Chief Strategy Officer and Special Advisor to the Executive Team, in the case of Mr. Cruz, is best for our Company and its stockholders at this time because it promotes unified leadership by Mr. Jones and Mr. Cruz and allows for a single, clear focus for management to execute the Company's strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the insurance and healthcare industries and public company management. For these reasons and because of the strong leadership of Mr. Jones and Mr. Cruz, our Board has concluded that our current leadership structure is appropriate at this time.
However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that whenever our Chairperson or Co-Chair of the Board is also a member of management or is a director that does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include presiding over all meetings of the Board at which the Chairperson or Co-Chair is not present, including any executive sessions of the independent directors; approving meeting schedules and agendas; and acting as the liaison between the independent directors and the Chairperson or Co-Chair of the Board, as appropriate. The full list of responsibilities of our lead director may be found in our Corporate Governance Guidelines. Currently, our lead director is Joseph G. Flanagan.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic, and our Audit Committee is responsible for overseeing our major financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website, investors.gohealth.com, in the “Governance” section under “Documents & Charters.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings
There were two meetings of the Board of Directors during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our investor relations website at investors.gohealth.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairperson or Co-Chairs of the Board or the Chairperson of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nominating and Corporate Governance
Brandon M. Cruz		Chairperson
Rahm Emanuel		X	Chairperson
Joseph G. Flanagan	X		X
Helene D. Gayle			X
Jeremy W. Gelber		X	X
Clinton P. Jones			X
Anita V. Pramoda	Chairperson
Alexander E. Timm	X
Audit Committee
Our Audit Committee’s responsibilities include:
•	appointing, approving the fees of, retaining and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence from management;
•	discussing with our independent registered public accounting firm any audit problems or difficulties and management’s response;
•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing our policies on risk assessment and risk management;
•	reviewing, and if appropriate, approving related person transactions;
•	establishing procedures for the confidential anonymous submission of complaints regarding questionable accounting, internal controls or auditing matters; and
•	preparing the audit committee report required by the SEC rules (which is included on page 12 of this proxy statement).
The Audit Committee charter is available on our investor relations website at investors.gohealth.com. The members of the Audit Committee are Joseph G. Flanagan, Anita V. Pramoda and Alexander E. Timm. Ms. Pramoda serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Flanagan, Ms. Pramoda and Mr. Timm is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Ms. Pramoda qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met four times in 2020.

Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. Our Compensation Committee’s responsibilities include:
•	reviewing and recommending for approval by the Board, the compensation of our CEO, and reviewing and approving the compensation of our other executive officers;
•	overseeing and administering our cash and equity incentive plans;
•	reviewing and making recommendations to the Board of Directors with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•	preparing the annual compensation committee report, to the extent required by SEC rules.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at investors.gohealth.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2020, in connection with preparation for our IPO, the Company retained Pearl Meyer to provide guidance in establishing our executive compensation program as a public company. Pearl Meyer consulted with the members of our management regarding various aspects of executive and director compensation, including with respect to our long-term incentive program.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Brandon M. Cruz, Rahm Emanuel and Jeremy W. Gelber. Mr. Cruz serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met two times in 2020.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•	identifying individuals qualified to become board members;
•	recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•	developing and recommending to the Board of Directors corporate governance guidelines; and
•	overseeing an annual evaluation of the Board of Directors.
The Nominating and Corporate Governance Committee charter is available on our website at investors.gohealth.com. The members of our Nominating and Corporate Governance Committee are Rahm Emanuel, Joseph G. Flanagan, Helene D. Gayle, Jeremy W. Gelber and Clinton P. Jones. Mr. Emanuel serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met one time in 2020.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2020 Summary Compensation Table” below. For the year ended December 31, 2020, our “named executive officers” and their positions were as follows:
•	Brandon M. Cruz, Chief Strategy Officer and Special Advisor to the Executive Team (prior to his transition to such role on April 16, 2020, the co-principal executive officer);
•
Clinton P. Jones, Chief Executive Officer (prior to Mr. Cruz’s transition to a new role on April 16, 2020, the co-principal executive officer and, following such transition, the principal executive officer);

•	Shane E. Cruz, Chief Operating Officer
•	James A. Sharman, President
This discussion describes our historical executive compensation program for our named executive officers as of the end of 2020. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.
2020 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2019 and December 31, 2020.
Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Brandon M. Cruz Chief Strategy Officer and Special Advisor to the Executive Team	2020	325,000	30,350,749(1)	231,000 (3)	1,194,486 (5)	32,101,235
	2019	325,000	3,989,833(2)	350,000 (4)	5,893 (6)	4,670,726

Clinton P. Jones Chief Executive Officer	2020	325,000	30,350,749(1)	231,000 (3)	757,957 (7)	31,664,706
	2019	325,000	3,989,833(2)	350,000 (4)	5,893 (6)	4,670,726

Shane E. Cruz Chief Operating Officer	2020	336,154	12,140,591(1)	330,090 (3)	7,008 (8)	12,813,843
	2019	300,000	1,595,933(2)	350,000 (4)	8,657,748 (9)	10,903,681

James A. Sharman President	2020	400,000	12,140,591(1)	462,000 (3)	241 (10)	13,002,832
	2019	400,000	1,595,933(2)	700,000 (4)	15,136,805 (11)	17,832,738
(1)
Amounts reflect the incremental accounting values reflected for the year ended December 31, 2020 with respect to the acceleration of performance-vesting profits interests in connection with our IPO, computed in accordance with the FASB’s ASC Topic 718, “Compensation—Stock Compensation”. For additional information about such accelerations, please see the section titled “Share-Based Compensation” below.

(2)
Amounts reflect the aggregate grant date fair value of profits interests granted during the year ended December 31, 2019 computed in accordance with the FASB’s ASC Topic 718. See Note 8 of the audited Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 for a discussion of the relevant assumptions used in calculating these amounts. The amounts reported in this column reflect the aggregate grant date fair value for the profits interests as determined for financial accounting purposes and do not correspond to the actual economic value that may be received by the named executive officers from these awards. With respect to all performance-vesting awards granted in the year ended December 31, 2019, the value was calculated using a Monte-Carlo simulation model. Under ASC 718, performance-vesting profit units contain market conditions and an implied performance condition, which results in compensation expense being recognized when the performance condition is considered probable of being satisfied. Performance-vesting profit units vest upon the achievement of a contingent exit event that is defined as a transaction in which the ultimate parent disposes of all or substantially all of its investment in the Company. Such an exit event is not considered probable until it consummates.

(3)	Amounts reflect annual cash performance-based bonuses earned during the year ended December 31, 2020.
(4)	Amounts reflect annual cash performance-based bonuses earned during the year ended December 31, 2019.
(5)
Amount reflects (i) $293 in life and accidental death and dismemberment, or AD&D, insurance premiums; (ii) $6,500 in matching contributions under the Company’s 401(k) plan; and (iii) $1,187,693 in personal private airplane use reimbursements.

(6)	Amount reflects (i) $293 in life and accidental death and dismemberment, or AD&D, insurance premiums; and (ii) $5,600 in matching contributions under the Company’s 401(k) plan.
(7)
Amount reflects (i) $241 in life and accidental death and dismemberment, or AD&D, insurance premiums; (ii) $6,500 in matching contributions under the Company’s 401(k) plan; and (iii) $751,216 in personal private airplane use reimbursements.

(8)	Amount reflects (i) $285 in life and accidental death and dismemberment, or AD&D, insurance premiums; and (ii) $6,723 in matching contributions under the Company’s 401(k) plan.
(9)
Amount reflects (i) $270 in life and AD&D insurance premiums; (ii) $5,600 in matching contributions under the Company’s 401(k) plan; (iii) a $716,725 distribution payment made to Mr. Cruz in connection with the Centerbridge Acquisition in respect of NVX Holdings phantom stock held by Mr. Cruz at the time of the distribution payment, and which Mr. Cruz continued to hold thereafter, and (iv) a $7,935,153 change in control payment made to Mr. Cruz in exchange for (and as the result of a modification of) his Norvax, LLC Class C Units in connection with the Centerbridge Acquisition.

(10)	Amount reflects $241 in life and AD&D insurance premiums
(11)
Amount reflects (i) $293 in life and AD&D insurance premiums and (ii) a $15,136,512 change in control payment made to Mr. Sharman in exchange for (and as the result of a modification of) his Norvax, LLC Class C Units in connection with the Centerbridge Acquisition.

2020 Salaries
The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The table below reflects each named executive officer’s salary as of the end of December 31, 2020:
Name	Salary ($)
Brandon M. Cruz	325,000
Clinton P. Jones	325,000
Shane E. Cruz	350,000
James A. Sharman	400,000
2020 Bonuses
The Company provides annual incentive cash bonuses, which we refer to as “Annual Bonuses,” to its named executive officers under its 2020 Executive Compensation and Bonus Plan, which we refer to as the “Annual Bonus Plan.” Under the Annual Bonus Plan, Annual Bonuses are determined based on achievement of Company revenue and Adjusted EBITDA targets. Company targets are generally established by the board of directors in its discretion during the first quarter of the fiscal year.
Annual Bonuses are generally paid after the end of the fiscal year in which they were earned, with any payments occurring prior to the completion of our annual audit reconciled after the completion of the annual audit. In the event Company revenue or Adjusted EBITDA falls below 80% of the pre-established target in any given year, no Annual Bonus is paid in respect of that target. For the fiscal year ended December 31, 2020, 60% of each named executive officer’s Annual Bonus was based on the Company’s Adjusted EBITDA performance and 40% of each named executive officer’s Annual Bonus was based on the Company’s revenue performance.
Annual Bonus amounts are based on individualized target amounts for the applicable year, with ultimate payouts ranging from 20% to 200% of these individualized targets. For the fiscal year ended December 31, 2020, the target Annual Bonus amounts for Brandon M. Cruz and Clinton P. Jones were $175,000, the target Annual Bonus amount for Shane E. Cruz was $275,000, and the target Annual Bonus amount for James A. Sharman was $350,000. Annual Bonuses for the fiscal year ended December 31, 2020 were determined to be 132% of target based on the satisfaction of the Company revenue and Adjusted EBITDA targets under the Annual Bonus Plan. The amounts of the Annual Bonuses for the year ended December 31, 2020 are reflected in the summary compensation table, above.
Share-Based Compensation
Incentive Units
Prior to our IPO, our named executive officers held profits interests in Blizzard Management Feeder, LLC. We refer to these profits interests as “Incentive Units.” The Incentive Units were divided approximately one-third (1/3) and two-thirds (2/3) between Service Units, which generally vest in equal annual installments over five years, and Performance Units, which generally vest subject to satisfaction of performance-vesting targets, respectively.

In connection with our initial offering, we amended the Incentive Unit award agreements of our named executive officers to provide that satisfaction of the performance-vesting targets would be measured against the deemed return on investment to Centerbridge based on the IPO price, as adjusted to account for Centerbridge liabilities, and, as a result, all Performance Units vested in full in connection with our IPO. The amendment also provided that one-third (1/3) of the vested Performance Units were subject to lock-up terms ending 180 days after the effective date of the IPO, and the remaining two-thirds (2/3) of the vested Performance Units are subject to lock-up terms ending eighteen (18) months after the consummation of the IPO. These amendments also provide for accelerated vesting of the Service Units upon an executive’s termination of employment by the Company without Cause (as such term is defined in the Incentive Unit plan document) or by the executive with Good Reason (to the extent such term is defined in the named executive officer’s services agreement with the Company, which agreements are described under the section titled “—Executive Compensation Arrangements” below); provided that Shane Cruz will only be entitled to such acceleration of vesting if such termination of his employment occurs within the twelve (12) month period beginning on the date of the consummation of our IPO.
Further, in connection with our IPO, we exchanged each Incentive Unit for common units of Blizzard Management Feeder, LLC, which we refer to as “Management Common Units,” on a “value-for-value” basis based on the fair market value of the Incentive Units at the time of our IPO and the common stock price in our IPO. Following this conversion, the Management Common Units which are Service Units are subject to the same vesting conditions as well as all other terms and conditions applicable to the Incentive Units which are Service Units under the existing Incentive Unit award agreements, as amended. Following this conversion, the Management Common Units which are Performance Units remain subject to the holding period conditions described above.
Under the documentation of the Incentive Units in effect as of December 31, 2020, the vesting of all Service Units is generally subject to acceleration upon the occurrence of certain corporate transactions or the holder’s death or disability, and a pro-rata portion of the Service Units are generally subject to acceleration upon the holder’s termination of employment by the Company without Cause (as such term is defined in the Incentive Unit plan document) or by the holder with Good Reason (to the extent such term is defined in the named executive officer’s services agreement with the Company, which agreements are described under the section titled “—Executive Compensation Arrangements” below). Additionally, in the event a named executive officer is terminated without Cause or as a result of death or disability or resigns for Good Reason, and any event occurs during the six-month period following the date of such termination that would have otherwise caused any unvested Incentive Units to become vested if the named executive officer had remained employed through the date of such event, then such unvested Incentive Units that would have become vested in connection with such event shall vest as though the named executive officer had remained employed during such period. The Compensation Committee of GoHealth Holdings, LLC, as the administrator of the Incentive Unit plan, has the discretion to accelerate the vesting of any Incentive Units, all Incentive Units, or any class of Incentive Units at any time and from time to time.
2020 Plan
We adopted a 2020 Incentive Award Plan, or the 2020 Plan, in connection with our IPO in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which we believe is essential to our long-term success. The maximum number of shares of common stock reserved under the 2020 Plan is (i) 6,465,359 shares of our common stock, plus (ii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 5% of the outstanding shares of all classes of our Class A common stock outstanding on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors. The 2020 Plan provides for the grant of stock options, including incentive stock options and nonqualified stock options, restricted stock, dividend equivalents, restricted stock units, other stock-based awards, SARs, and cash awards. Vesting conditions applicable to awards granted under the 2020 Plan may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. No awards were made to our named executive officers under the 2020 Plan during the year ended December 31, 2020.

2020 ESPP
We adopted a 2020 Employee Stock Purchase Plan, or the 2020 ESPP, in connection with our IPO. The maximum number of shares of common stock reserved under the 2020 ESPP is (i) 808,170 shares of our common stock, plus (ii) an annual increase on the first day of each year beginning in 2021 and ending in and including 2030, equal to the lesser of (A) 1% of the aggregate number of shares of our Class A common stock outstanding on the final day of the immediately preceding calendar year and (ii) such small number of shares as is determined by our board of directors. The 2020 ESPP will be comprised of two distinct components in order to provide increased flexibility to grant options to purchase shares under the 2020 ESPP. Specifically, the 2020 ESPP will authorize (1) the grant of options to employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code, and (2) the grant of options that are not intended to be tax-qualified under Section 423 of the Code to facilitate participation for employees who are not eligible to benefit from favorable U.S. federal tax treatment and, to the extent applicable, to provide flexibility to comply with non-U.S. laws and other considerations. As of December 31, 2020, no offering periods had begun under the 2020 ESPP.
Other Elements of Compensation
Retirement Plans
We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code of 1986, as amended (the “Code”), allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match 50% of contributions made by participants in the 401(k) plan up to 4% of participant compensation (for a maximum match of 2% of participant compensation), and these matching contributions vest in equal annual installments over four years. We also may make non-elective contributions to the 401(k) plan, which, if made, vest 20% after two years and 20% annually thereafter. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching and non-elective contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•	medical, dental and vision benefits;
•	medical and dependent care flexible spending accounts;
•	short-term and long-term disability insurance;
•	life insurance;
•	commuter benefits; and
•	an employee assistance program.
We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our employees, including our named executive officers. Brandon Cruz and Clinton Jones are also entitled to reimbursement for up to 100 hours of personal private airplane use per year, so long as such reimbursed costs are commercially reasonable and do not include hangar costs, catering, insurance, or personal property taxes. Neither Brandon Cruz nor Clinton Jones is entitled to any tax gross-up payment in connection with the reimbursement of these expenses. The amounts of these reimbursements received in the year ended December 31, 2020 are reflected in the 2020 Summary Compensation Table, above and, during the year ended December 31, 2020, we did not provide any other perquisites to our employees.
No Tax Gross-Ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or benefits paid or provided by our Company.

Executive Compensation Arrangements
In connection with our IPO, we entered into employment agreements with each of our named executive officers, which we refer to as “Employment Agreements.” The Employment Agreements for Clinton P. Jones, James A. Sharman, and Shane E. Cruz became effective as of July 15, 2020 and the Employment Agreement for Brandon M. Cruz became effective on April 16, 2020 followed by an amendment and restatement of such agreement, which became effective as of July 15, 2020. The material terms of the Employment Agreements are summarized below:
Employment Term and Position
The term of employment for each of Clinton P. Jones, James A. Sharman, and Shane E. Cruz is three years from the effective date of each agreement and the term of employment for Brandon M. Cruz is four years from the effective date of his agreement, each subject to automatic one-year extensions provided that neither party provides written notice of non-extension within ninety days of the expiration of the then-current term. During their respective terms of employment, Clinton Jones serves as Chief Executive Officer of the Company and GoHealth Holdings, LLC (although his role may be changed by mutual agreement of the parties after expiration of the initial employment term). Brandon M. Cruz, who, under his prior agreement, served as President of GoHealth, LLC, now serves as Chief Strategy Officer and Special Advisor to the Executive Team of the Company and GoHealth Holdings, LLC. James A. Sharman, who, under his prior agreement, served as Chief Operating Officer, now serves as President of the Company and GoHealth Holdings, LLC (although his role may be changed by mutual agreement of the parties after the first twelve (12) months of the employment term). Shane E. Cruz, who, under his prior agreement, served as Chief Technology Officer, now serves as Chief Operating Officer of the Company and GoHealth Holdings, LLC.
Base Salary and Annual Bonus
Pursuant to their Employment Agreements, Clinton P. Jones and Brandon M. Cruz are each entitled to base salaries of $325,000, James A. Sharman is entitled to a base salary of $400,000 and Shane E. Cruz is entitled to a base salary of $350,000.
In addition, each of the named executive officers is eligible to receive annual performance-based cash bonuses upon the attainment of individual and Company performance goals established by our board of directors in its sole discretion. Under his Employment Agreement, Brandon M. Cruz’s annual performance-based cash bonus will be no less than the annual bonus paid to the Chief Executive Officer each calendar year during the employment term.
The Employment Agreements for Brandon M. Cruz and Clinton P. Jones also provide that they are entitled to reimbursement for up to 100 hours of personal private airplane use per year, so long as such reimbursed costs are commercially reasonable and do not include hangar costs, catering, insurance, or personal property taxes. Neither Brandon M. Cruz nor Clinton P. Jones is entitled to any tax gross-up payment in connection with the reimbursement of these expenses.
Severance
Brandon M. Cruz’s Employment Agreement provides for severance upon the Company’s non-extension of his term or upon his resignation for Good Reason, as defined therein. Such severance will consist of (a) continued base salary through the second anniversary of the termination of his employment, (b) any earned but unpaid annual bonus, and (c) two times his pro-rated annual bonus for the year in which the termination of employment occurs. The Company will also continue to pay the employer portion of applicable insurance premium payments for Brandon M. Cruz’s COBRA coverage under the Company’s group health plans for twelve months following his termination of employment for any reason.
Clinton P. Jones’ Employment Agreement provides for severance upon the Company’s termination of his employment without Cause or upon his resignation for Good Reason, each as defined therein. Such severance will consist of (a) continued base salary through the second anniversary of the termination of his employment, (b) any earned but unpaid annual bonus, (c) two times his pro-rated annual bonus for the year in which the termination of employment occurs, and (d) continued payment of the employer portion of his applicable insurance premium payments for COBRA coverage under the Company’s group health plans for two years.

James A. Sharman’s and Shane E. Cruz’s Employment Agreements provide for severance upon a termination of employment by the Company without Cause or upon a resignation by the named executive officer with Good Reason, each as defined therein. If such termination of employment does not occur during the 12-month period following a Change of Control (as defined in the 2020 Plan) of the Company, such severance will consist of (a) continued base salary through the first anniversary of the termination of employment, (b) any earned but unpaid annual bonus, (c) a pro-rated annual bonus for the year in which the termination of employment occurs, and (d) in the case of Shane E. Cruz, continued payment of the employer portion of his applicable insurance premium payments for COBRA coverage under the Company’s group health plans for one year and, in the case of James A. Sharman, continued participation in the Company’s group health plan for one year under the same terms and conditions that existed for him at the time of his termination of employment and, at the end of such coverage and to the extent permitted by the Company’s group health plan and applicable law, continued COBRA coverage under the Company’s group health plans until he reaches age 65, with such COBRA premiums paid at his own expense. In the event James A. Sharman or Shane E. Cruz incurs such a termination of employment within the 12 month period beginning on a Change of Control of the Company, these severance amounts will increase to (a) continued base salary through the second anniversary of the termination of employment, (b) any earned but unpaid annual bonus, (c) two times a pro-rated annual bonus for the year in which the termination of employment occurs, and (d) for Shane E. Cruz, two years of continued payments of the employer portion of COBRA premiums and, for James A. Sharman two years of continued group health plan participation followed, to the extent permitted by the Company’s group health plan and applicable law, by COBRA coverage under the Company’s group health plans at his own expense until he reaches age 65.
In each case, the severance amounts provided under the Employment Agreements are subject to the execution and non-revocation of a waiver and release of claims by the named executive officer in question.
Each of the named executive officers has entered a restrictive covenants agreement in connection with his Employment Agreement, under which each named executive officer is subject to perpetual confidentiality and non-disparagement covenants and non-competition and non-solicitation covenants. The restriction period of the non-competition and non-solicitation covenants is (a) two years for Brandon M. Cruz and Clinton P. Jones in all cases and for James A. Sharman and Shane E. Cruz where their termination of employment occurs within the 12 month period beginning on a Change of Control of the Company and (b) one year for James A. Sharman and Shane E. Cruz in all other cases.
Outstanding Equity Awards at 2020 Fiscal Year-End
The following table summarizes the number of Incentive Units underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2020.
		Incentive Unit Awards
Name	Grant Date	Number of Service Incentive Units That Have Not Vested (#)(1)	Market Value of Service Incentive Units That Have Not Vested ($)(2)
Brandon M. Cruz	September 13, 2019	832,668	1,157,441
Clinton P. Jones	September 13, 2019	832,668	1,157,441
Shane E. Cruz	September 13, 2019	333,068	462,976
James A. Sharman	September 13, 2019	333,068	462,976
(1)
Represents Service Units that vest in five equal annual installments on each of the first through fifth anniversaries of September 13, 2019, subject to the named executive officer’s continuous employment through the applicable vesting date. The vesting of all Service Units is generally subject to acceleration upon the occurrence of certain corporate transactions or the holder’s death or disability, and a pro-rata portion of the Service Units are generally subject to acceleration upon the holder’s termination of employment by the Company without Cause (as such term is defined in the Incentive Unit plan document) or by the holder with Good Reason (as such term is defined in the applicable participant’s services agreement with the Company). As described above, pursuant to the amendments entered into in connection with our IPO, all unvested Service Units are eligible to vest upon a termination without Cause or for Good Reason following our IPO.

(2)
The profits interests are not publicly traded and, therefore, there was no ascertainable public market value for the profits interests as of December 31, 2020. Therefore, the profits interests have been valued on the basis set forth in Footnote 2 of the 2020 Summary Compensation Table, above.

2020 Director Compensation
The following table sets forth information concerning the compensation received by our directors for the year ended December 31, 2020.
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Incentive Unit awards ($)(2)	Total ($)
Rahm Emanuel	75,815	250,005	437,694	763,514
Joseph G. Flanagan	75,815	250,005	291,992	617,812
Alexander E. Timm	74,185	150,003	291,992	516,180
Anita V. Pramoda	72,554	250,005	—	322,559
Dr. Helene D. Gayle	72,554	150,003	—	222,557
Jeremy W. Gelber	—	—	—	—
Miriam A. Tawil	—	—	—	—
(1)
Amounts reflect the grant-date fair value of restricted stock unit awards granted during the year ended December 31, 2020 computed in accordance with ASC Topic 718. As of December 31, 2020, Rahm Emanuel, Joseph G. Flanagan, and Anita Pramoda each held 8,929 restricted stock units and Alexander E. Timm and Dr. Helene Gayle each held 5,357 restricted stock units.

(2)
Amounts reflect the aggregate grant date fair value of Director Units (as defined below) granted during the year ended December 31, 2020 computed in accordance with FASB ASC Topic 718. See Note 8 of the audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2020 for a discussion of the relevant assumptions used in calculating these amounts. The amounts reported in this column reflect the aggregate grant date fair value for the Director Units as determined for financial accounting purposes and do not correspond to the actual economic value that may be received by the directors from these awards. As of December 31, 2020, Rahm Emanuel held 186,101 Director Units and Joseph G. Flanagan and Alexander E. Timm each held 124,151 Director Units.

Non-employee directors Rahm Emanuel, Alexander E. Timm and Joseph G. Flanagan currently hold common units of GoHealth Holdings, LLC, which were received in exchange for previously held profits interests in GoHealth Holdings, LLC in connection with our IPO and which we refer to as “Director Units”. The Director Units were granted on February 17, 2020. The Director Units generally vest in equal annual installments over five years, subject to the director’s continuous service with us through each applicable vesting date. The vesting of all Director Units is generally subject to acceleration upon the occurrence of certain corporate transactions or the holder’s death or disability, and a pro-rata portion of the Director Units are generally subject to acceleration upon the holder’s termination of service by the Company without Cause (as such term is defined in the Director Unit plan document). The Compensation Committee of GoHealth Holdings, LLC, as the administrator of the Director Unit plan, has the discretion to accelerate the vesting of any or all Director Units at any time and from time to time.
In connection with our IPO, all outstanding Director Units were amended to provide that, in the event a director is required to leave the board of directors due to a conflict of interest or similar constraint involving public service, any unvested Director Units will accelerate and vest in full in connection with the director’s termination of service (provided that, if any such acceleration occurs prior to the eighteen (18) month anniversary of the consummation of our IPO, then such accelerated Director Units will be subject to lock-up terms ending eighteen (18) months after the consummation of our IPO).
In connection with our IPO, we adopted and implemented a compensation policy that applies to all of our non-employee directors other than any non-employee director who is an employee of Centerbridge. Under this compensation policy, each non-employee director receives an annual cash retainer of $250,000. In addition, each such non-employee director who does not serve as a chairperson or co-chairperson of the board of directors or a committee of the board of directors or as the lead director of the board of directors (each, a “Non-Chair Director”) receives an annual restricted stock unit award with a grant date value of $150,000 and each such non-employee director who serves as a chairperson or co-chairperson of the board of directors or a committee of the board of directors or as the lead director of the board of directors (each, a “Chair Director”) receives an annual restricted stock unit award with a grant date value of $250,000, with all such restricted stock unit awards vesting in four equal installments on each of the first four quarterly anniversaries following the grant date of the award (or immediately prior to the date of the annual shareholder meeting immediately following the date of grant, if sooner), subject to such non-employee director continuing in service through such date (and any such non-employee director who commences service on a date other than the date of the annual shareholder meeting receives a pro-rata restricted stock unit award for such initial year of service). In addition, in connection with any initial public offering (including our IPO), each such Non-Chair Director receives a restricted stock unit award with a grant date value of $150,000 and each such Chair Director receives a restricted stock unit award with a grant date value of $250,000, with all such restricted stock unit awards vesting in four equal installments on each of the first four quarterly anniversaries following the grant date of the award. The vesting of all restricted stock unit awards under the policy will accelerate and vest in full upon a change in control (as defined in the 2020 Plan). In addition, each non-employee director will be reimbursed for out-of-pocket expenses in connection with his or her services.
On December 22, 2020, we adopted and implemented a deferred compensation plan for our directors, under which our directors may elect to defer the receipt of their restricted stock unit awards until the earliest of (i) the five year anniversary of the date of grant of the award, (ii) a Change in Control, as defined in the 2020 Plan, and (iii) the director’s separation from service. Deferred restricted stock units are subject to the same vesting and forfeiture restrictions.
Securities Authorized For Issuance under Equity Compensation Plans
Plan Category:	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plans approved by security holders	2,608	$21.00(2)	4,665
Equity compensation plans not approved by security holders(1)	21,951	—	—
Total	24,559	$21.00	4,665
(1)	Includes non-voting Management Common Units issued by Blizzard Management Feeder, LLC to employees on behalf of the Company in connection with our initial public offering.
(2)	The weighted-average exercise price does not include shares to be issued in connection with the settlement of restricted stock units, as such awards do not have an exercise price.
(3)	Includes shares available for future issuance under our 2020 Plan and our 2020 ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our Class A common stock and our Class B common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of March 31, 2021, unless otherwise indicated.
As described in “Certain Relationships and Related Party Transactions,” each LLC Interest (other than LLC Interests held by us) is redeemable from time to time at each holder’s option (subject in certain circumstances to time-based vesting requirements) for, at our election (determined solely by at least two or our independent directors (within the meaning of the Nasdaq rules) who are disinterested), shares of our Class A common stock on a one-for-one basis, or to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the GoHealth Holdings, LLC Agreement; provided that, at our election (determined directors (within the meaning of the Nasdaq rules) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such LLC Interests.
The Continuing Equity Owners may, subject to certain exceptions, exercise such redemption right for as long as their LLC Interests remain outstanding. See “Certain Relationships and Related Party Transactions—GoHealth Holdings, LLC Agreement.” In connection with our IPO, we issued to each Continuing Equity Owner, for nominal consideration, one share of Class B common stock for each LLC Interest such Continuing Equity Owner owned. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of LLC Interests Centerbridge and our Founders own as of March 31, 2021.
The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. The percentage ownership of each individual or entity as of March 31, 2021 is computed on the basis of 98,517,64 shares of our Class A common stock outstanding and 216,611,858 shares of our Class B common stock outstanding. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, or other rights, including the redemption right described above with respect to each LLC Interest, held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2021, are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed below is 214 West Huron St., Chicago, Illinois 60654. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(2)
Name of beneficial owner(3)	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
Centerbridge(4)	121,475,638	67.7%	80,792,677	36.3%	38.5%
NVX Holdings(5)	92,721,798	48.5%	92,721,798	41.6%	29.4%
Norwest(6)	29,226,585	24.8%	19,226,585	8.6%	9.3%
Certain funds and accounts advised by T. Rowe Price Associates, Inc.(7)	5,750,509	5.8%	—	—	1.8%
FMR LLC(8)	4,546,126	4.6%	—	—	1.4%
Credit Suisse AG/(9)	4,528,846	4.6%	—	—	1.4%
Blizzard Management Feeder, LLC(10)(11)	27,787,443	22.0%	27,787,443	12.5%	8.8%

	Shares of Class A Common Stock Beneficially Owned(1)		Shares of Class B Common Stock Beneficially Owned		Combined Voting Power(2)
Name of beneficial owner(3)	Number	Percentage	Number	Percentage	Percentage
Named Executive Officers and Directors
Clinton P. Jones(5)(11)(12)	95,011,635	49.1%	95,011,635	42.7%	30.2%
Brandon M. Cruz(5)(11)(13)	95,011,635	49.1%	95,011,635	42.7%	30.2%
Shane E. Cruz(11)(14)	2,433,266	2.4%	2,433,266	1.1%	*
James A. Sharman(11)(15)	4,225,883	4.1%	4,225,883	1.9%	1.3%
Rahm Emanuel(16)	46,148	*	37,220	*	*
Joseph G. Flanagan(17)	33,758	*	24,830	*	*
Helene D. Gayle(18)	5,358	*	—	—	*
Jeremy W. Gelber	—	—	—	—	—
Anita V. Pramoda(19)	8,928	*	—	—	*
Miriam A. Tawil	—	—	—	—	—
Alexander E. Timm(20)	30,188	*	24,830	*	*
All executive officers and directors as a group (13 individuals)(21)	105,074,138	51.6%	105,036,638	47.2%	33.3%
*	Represents beneficial ownership of less than 1%.
(1)
For the reasons described above, in this table, beneficial ownership of LLC Interests has been reflected as beneficial ownership of our Class A common stock for which such LLC Interests may be exchanged. When an LLC Interest is exchanged by a Continuing Equity Owner who holds our Class B common stock, a corresponding share of Class B common stock will be cancelled.

(2)
Represents the percentage of voting power of our Class A common stock and Class B common stock voting as a single class. Each share of Class A common stock entitles the registered holder to one vote per share and each share of Class B common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors. The Class A common stock and Class B common stock will vote as a single class on all matters except as required by law or our amended and restated certificate of incorporation.

(3)
Except as otherwise noted, all shares of Class A common stock shown as beneficially owned represent shares of Class A common stock that may be acquired upon the exchange of LLC Interests for shares of Class A common stock on a one-for-one basis.

(4)
Based solely on information obtained from a Schedule 13G filed on February 4, 2021. Consists of (i) 23,129,333 shares of Class A common stock held by CCP III AIV VII Holdings, L.P., (ii) 17,553,628 shares of Class A common stock held by CB Blizzard Co-Invest Holdings, L.P. and (iii) 80,792,677 LLC Interests (and associated shares of Class B common stock) held by Blizzard Aggregator, LLC. Centerbridge Associates III, L.P. is the general partner of each of CCP III AIV VII Holdings, L.P. and CB Blizzard Co-Invest Holdings, L.P. CCP III Cayman GP Ltd., the general partner of Centerbridge Associates III, L.P., is the sole manager of Blizzard Aggregator, LLC. Mark T. Gallogly retired from Centerbridge Partners, L.P. effective December 7, 2020. Jeffrey H. Aronson is the sole director of CCP III Cayman GP Ltd and may be deemed to share voting and dispositive power with respect to the shares held by each of CCP III AIV VII Holdings L.P., CB Blizzard Co-Invest Holdings, L.P. and Blizzard Aggregator, LLC. Such persons and entities disclaim beneficial ownership of the shares held by each of CCP III AIV VII Holdings, L.P., CB Blizzard Co-Invest Holdings, L.P. and Blizzard Aggregator, LLC, except to the extent of any proportionate pecuniary interest therein. The business address of each of the foregoing entities and individuals is c/o Centerbridge Partners, L.P., 375 Park Avenue, 11th Floor, New York, New York 10152.

(5)
Based solely on information obtained from a Schedule 13G filed on February 11, 2021. Consists of (i) 92,677,981 LLC Interests (and associated shares of Class B common stock) held by NVX Holdings, Inc. and (ii) 43,817 LLC Interests (and associated shares of Class B common stock) held by BCCJ, LLC. Clinton P. Jones and Brandon M. Cruz are the Chief Executive Officer and President of NVX Holdings, Inc., respectively, are members of the Board of Managers of BCCJ, LLC, and share voting and investment control over the shares held by NVX Holdings, Inc and BCCJ, LLC. The business address of each of NVX Holdings, Inc. and BCCJ, LLC are c/o NVX Holdings, Inc., 214 West Huron Street, Chicago, Illinois 60654.

(6)
Based on information obtained from a Schedule 13G filed on February 9, 2021 and information known to the Company. Consists of (i) 19,226,585 LLC Interests (and associated shares of Class B common stock) and (ii) 10,000,000 shares of Class A common stock held of record by Norwest Equity Partners IX, LP (“NEP IX”). Itasca Partners IX, LLC is the general partner of NEP IX and may be deemed to have sole voting and dispositive power over the shares held by NEP IX. Norwest Venture Capital Management, Inc., the managing member of Itasca Partners IX, LLC, and Timothy C. DeVries, as Chief Executive Officer of Norwest Venture Capital Management, Inc., and members of the general partner, may be deemed to share voting and dispositive power over the shares held by NEP IX. Such persons and entities disclaim beneficial ownership of the shares held by NEP IX, except to the extent of any proportionate pecuniary interest therein. The address for these entities is 80 South Eighth Street, Suite 3600 IDS Center, Minneapolis, MN 55402.

(7)
Based solely on information obtained from a Schedule 13G/A filed on February 16, 2021. Consists of shares of Class A common stock held by funds and accounts for which T. Rowe Price Associates, Inc. (“TRPA”) serves as investment adviser or subadviser, as applicable, with power to direct investments and/or sole power to vote the securities owned by such funds and accounts (with the exception of one advisory fund that retains its own voting authority). TRPA may be deemed to be the beneficial owner of the shares held by such funds and accounts; however, TRPA expressly disclaims that it is, in fact, the beneficial owner of such securities. TRPA is the wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding company. T. Rowe

Price Investment Services, Inc. (“TRPIS”), a registered broker-dealer (and FINRA member), is a subsidiary of TRPA. TRPIS was formed primarily for the limited purpose of acting as the principal underwriter and distributor of shares of the funds in the T. Rowe Price fund family. TRPIS does not engage in underwriting or market-making activities involving individual securities. The address for these entities is 100 East Pratt Street, Baltimore, MD 21202.
(8)
Based solely on information obtained from a Schedule 13G filed on February 8, 2021. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the “Fidelity Funds”), advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(9)	Based solely on information obtained from a Schedule 13G filed on February 12, 2021. The address of Credit Suisse AG/ is Uetlibergstrasse 231, P.O. Box 900, CH 8070, Zurich, Switzerland.
(10)
Consists of 27,787,443 LLC Interests (and associated shares of Class B common stock), held by Blizzard Management Feeder, LLC (“Feeder”) and directly held by Feeder for the benefit of Feeder’s members.

(11)
Each of the members of Feeder directly hold common units of Feeder that correspond to the LLC Interests (and associated shares of Class B common stock) directly held by Feeder for each such member’s benefit and are entitled to (subject to time-based vesting requirements) direct Feeder to (i) initiate a redemption of the LLC Interests held by Feeder for such member’s benefit for newly-issued shares of our Class A common stock on a one-for-one basis, or to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC Interest so redeemed, in each case, in accordance with the terms of the GoHealth Holdings, LLC Agreement and (ii) vote the associated shares of Class B common stock held by Feeder for such member’s benefit on all matters presented to stockholders for a vote generally, including the election of directors.

(12)
Includes 2,289,837 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Jones. The business address of Mr. Jones is 1703 North Dayton Street, Chicago, Illinois 60614.

(13)
Includes 2,289,837 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Cruz. The business address of Mr. Cruz is 2015 North Dayton Street, Chicago, Illinois 60614.

(14)
Consists of 989,643 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Shane E. Cruz 2020 Irrevocable Trust dated June 16, 2020, of which Mr. Cruz's spouse is trustee and (ii) 1,443,623 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Cruz.

(15)
Consists of (i) 3,309,948 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of James A. Sharman Gift Trust dated 7/18/2019, of which Mr. Sharman is trustee, and (ii) 915,935 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Sharman.

(16)
Consists of (i) 5,952 shares of Class A common stock, (ii) 37,220 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Emanuel, and (iii) 2,976 restricted stock units vesting within 60 days of March 31, 2021.

(17)
Consists of (i) 5,952 shares of Class A common stock, (ii) 24,830 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Flanagan, and (iii) 2,976 restricted stock units vesting within 60 days of March 31, 2021.

(18)	Consists of (i) 3,572 shares of Class A common stock and (ii) 1,786 restricted stock units vesting within 60 days of March 31, 2021.
(19)	Consists of (i) 5,952 shares of Class A common stock and (ii) 2,976 restricted stock units vesting within 60 days of March 31, 2021.
(20)
Consists of (i) 3,572 shares of Class A common stock, (ii) 24,830 LLC Interests (and associated shares of Class B common stock) directly held by Feeder for the benefit of Mr. Timm, and (iii) 1,786 restricted stock units vesting within 60 days of March 31, 2021.

(21)
Consists of (i) 25,000 shares of Class A common stock, (ii) 105,036,638 LLC Interests (and associated shares of Class B common stock), and (iii) 12,500 restricted stock units vesting within 60 days of March 31, 2021 directly or indirectly held by all our current directors and executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the Chief Legal Officer by both the related person and the person at the Company responsible for such potential related person transaction. If our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.”
Related Party Agreements in Effect Prior to the Transactions
Expense Reimbursement Agreement
On September 13, 2019, in connection with the Centerbridge Acquisition, GoHealth Holdings, LLC, Norvax, LLC and an affiliate of the Sponsor entered into an expense reimbursement and indemnification agreement pursuant to which, GoHealth Holdings, LLC and Norvax, LLC agreed to indemnify and reimburse the Sponsor for up to $500,000 of certain out-of-pocket costs, fees and expenses incurred by or on behalf of the Sponsors in connection with the Centerbridge Acquisition and certain services provided to us by the Sponsor. To date, we have made payments totaling $451,864 pursuant to this agreement.
Agreements Involving our Founders
We have entered into various lease agreements (as amended and restated, the “RPT Leases”) with Wilson Tech 5, LLC, 214 W Huron LLC, 220 W Huron Street Holdings LLC and 215 W Superior LLC, each of which are controlled by our Founders, to lease our corporate offices at 214 West Huron Street, Chicago, Illinois, 220 West Huron Street, Chicago, Illinois, 215 West Superior Street, Chicago, Illinois, and a site in Lindon, Utah, beginning in 2022. Our lease agreement with Wilson Tech 5, LLC expires ten years after the May 12, 2020 commencement date; our lease agreement with 214 W Huron LLC expires on July 31, 2024; our lease agreements with 220 W Huron Street Holdings LLC expire on May 31, 2024 and July 31, 2024; and our lease agreement with 215 W Superior LLC expires on December 31, 2030. In addition to the lease payments, we are also required to pay operating expenses, maintenance and utilities under the terms of the RPT Leases. For the year ended December 31, 2020, we made aggregate lease payments of $1.4 million under the RPT Leases. Assuming none of the RPT Leases are terminated early, the remaining amounts due under the RPT Leases in aggregate is expected to be $4.9 million.
On January 1, 2020, we entered into a non-exclusive aircraft dry lease agreement with N157BC, LLC, an entity wholly-owned and controlled by our Founders, which we amended and restated on May 29, 2020. The agreement allows us to use an aircraft owned by N157BC, LLC for our business and on an as-needed basis. The agreement has no set term and is terminable without cause by either party upon 30 days’ prior written notice. Under the agreement, we are required to pay $6,036.94 per flight hour for use of the aircraft.
On March 2, 2018, we entered into an agreement with Rank Me Media, LLC, an entity wholly-owned and controlled by Patrick Cruz, brother to each of Brandon M. Cruz, our Chief Strategy Officer and Special Advisor to the Executive Team and a member of our board directors, and Shane E. Cruz, our Chief Operating Officer, to provide search engine optimization consulting services. This agreement had an initial term of 6 months and after the expiration of such period, automatically renews 1 month each month unless terminated by either party with a 30-day prior written notice. Under the agreement, we are required to pay a monthly flat fee retainer of $6,000 per month. For the year ended December 31, 2020, we made payments totaling $72,000 under this agreement.
The Transactions
In connection with the Transactions, engaged in certain transactions with certain of our directors, executive officers and other persons and entities which are holders of 5% or more of our voting securities.
We purchased the net proceeds from our IPO to purchase LLC Interests directly from GoHealth Holdings, LLC at a price per unit equal to the IPO price per share of Class A common stock in the IPO less the underwriting discount and estimated offering expenses payable by us and to pay cash to the Blocker Shareholders as partial consideration in the Blocker Merger.
Tax Receivable Agreement
On July 15, 2020, we entered into a Tax Receivable Agreement with GoHealth Holdings, LLC, Continuing Equity Owners and the Blocker Shareholders that provides for the payment by GoHealth, Inc. to the Continuing Equity Owners and the Blocker Shareholders of 85% of the amount of certain tax benefits, if any, that GoHealth, Inc. actually realizes, or in some circumstances is deemed to realize as a result of the transactions described above, including the acquisition of GoHealth, Inc.’s allocable share of the existing tax basis in GoHealth Holdings, LLC’s assets in connection with the Transactions (including the Blocker Company’s share of existing tax basis), increases to such allocable share of existing tax basis, the Basis Adjustments and certain other tax benefits arising from payments made under the Tax Receivable Agreement. GoHealth Holdings, LLC will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange (including deemed exchange, and including for this purpose the purchase of LLC Interests directly from certain Continuing Equity Owners described above) of LLC Interests for Class A common stock or cash occurs or when GoHealth Holdings, LLC makes (or is deemed to make) certain distributions. These Tax Receivable Agreement payments are not conditioned upon one or more of the Continuing Equity Owners maintaining a continued ownership interest in GoHealth Holdings, LLC. If a Continuing Equity Owner transfers LLC Interests but does not assign to the transferee of such units its rights under the Tax Receivable Agreement, such Continuing Equity Owner generally will continue to be entitled to receive payments under the Tax Receivable Agreement arising in respect of a subsequent exchange of such LLC Interests. In general, the Continuing Equity Owners’ and Blocker Shareholders’ rights under the Tax Receivable Agreement may not be assigned, sold, pledged or otherwise alienated to any person, other than certain permitted transferees, without such person becoming a party to the Tax Receivable Agreement and agreeing to succeed to the applicable Continuing Equity Owner’s or Blocker Shareholders’ interest therein. As of December 31, 2020, there were no tax receivable payments due to the Continuing Equity Owners under the Tax Receivable Agreement.
GoHealth Holdings, LLC Agreement
On July 15, 2020, we and the Continuing Equity Owners entered into GoHealth Holdings, LLC’s Second Amended and Restated Limited Liability Company Agreement (the “GoHealth Holdings, LLC Agreement”).

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Appointment as Managing Member. Under the GoHealth Holdings, LLC Agreement, we became a member and the sole manager of GoHealth Holdings, LLC. As the sole manager, we are able to control all of the day-to-day business affairs and decision-making of GoHealth Holdings, LLC without the approval of any other member. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of GoHealth Holdings, LLC and daily management of GoHealth Holdings, LLC’s business. Pursuant to the terms of the GoHealth Holdings, LLC Agreement, we cannot be removed or replaced as the sole manager of GoHealth Holdings, LLC except by our resignation, which may be given at any time by written notice to the members.

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Compensation, Fees and Expenses. We are not entitled to compensation for our services as the manager of GoHealth Holdings, LLC. We are entitled to reimbursement by GoHealth Holdings, LLC for reasonable fees and expenses incurred on behalf of GoHealth Holdings, LLC, including all expenses associated with the Transactions, any subsequent offering of our Class A common stock, being a public company and maintaining our corporate existence.

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Distributions. The GoHealth Holdings, LLC Agreement requires “tax distributions,” as that term is used in the agreement, to be made by GoHealth Holdings, LLC to its members on a pro rata basis, except to the extent such distributions would render GoHealth Holdings, LLC insolvent or are otherwise prohibited by law, our Credit Facilities or any of our future debt agreements. Tax distributions will be made on a quarterly basis, to each member of GoHealth Holdings, LLC, including us, based on such member’s allocable share of the taxable income of GoHealth Holdings, LLC and an assumed tax rate that will be determined by us, as described below. For this purpose, GoHealth, Inc.’s allocable share of GoHealth Holdings, LLC’s taxable income shall be net of its share of taxable losses of GoHealth Holdings, LLC and shall be determined without regard to any Basis Adjustments (as described above under “—Tax Receivable Agreement”). The assumed tax rate for purposes of determining tax distributions from GoHealth Holdings, LLC to its members will be the highest combined federal, state, and local tax rate that may potentially apply to any one of GoHealth Holdings, LLC’s members, regardless of the actual final tax liability of any such member. During 2020, we made tax distributions to certain executive officers to account for delinquent tax distributions related to taxable income allocated to such persons for 2020. The GoHealth Holdings, LLC Agreement also allows for cash distributions to be made by GoHealth Holdings, LLC (subject to our sole discretion as the sole manager of GoHealth Holdings, LLC) to its members on a pro rata basis out of “distributable cash,” as that term is defined in the agreement. We expect GoHealth Holdings, LLC may make distributions out of distributable cash periodically and as necessary to enable us to cover our operating expenses and other obligations, including our tax liability and obligations under the Tax Receivable Agreement, except to the extent such distributions would render GoHealth Holdings, LLC insolvent or are otherwise prohibited by law, our Credit Facilities or any of our future debt agreements.

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Transfer Restrictions. The GoHealth Holdings, LLC Agreement generally does not permit transfers of LLC Interests by members, except for transfers to permitted transferees, transfers pursuant to the participation right described below and other limited exceptions. The GoHealth Holdings, LLC Agreement may impose additional restrictions on transfers (including redemptions described below with respect to each common unit) that are necessary or advisable so that GoHealth Holdings, LLC is not treated as a “publicly-traded partnership” for U.S. federal income tax purposes. In the event of a permitted transfer under the GoHealth Holdings, LLC Agreement, such member will be required to simultaneously transfer shares of Class B common stock to such transferee equal to the number of LLC Interests that were transferred to such transferee in such permitted transfer.

The GoHealth Holdings, LLC Agreement provides a redemption right to the Continuing Equity Owners which entitles them to have their LLC Interests redeemed (subject in certain circumstances to time-based vesting requirements) for, at our election (determined by at least two of our independent directors (within the meaning of the Nasdaq rules) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis, or to the extent there is cash available from a secondary offering, a cash payment equal to a volume weighted average market price of one share of Class A common stock for each LLC interest so redeemed, in each case in accordance with the terms of the GoHealth Holdings, LLC Agreement; provided that, at our election (determined by at least two of our independent directors (within the meaning of the Nasdaq rules) who are disinterested), we may effect a direct exchange by GoHealth, Inc. of such Class A common stock or such cash, as applicable, for such LLC Interests. The Continuing Equity Owners may exercise such redemption right, subject to certain exceptions, for as long as their LLC Interests remain outstanding. In connection with the exercise of the redemption or exchange of LLC Interests (1) the Continuing Equity Owners will be required to surrender a number of shares of our Class B common stock registered in the name of such redeeming or exchanging Continuing Equity Owner, and therefore, will be transferred to the Company and will be canceled for no consideration on a one-for-one basis with the number of LLC Interests so redeemed or exchanged and (2) all redeeming members will surrender LLC Interests to GoHealth Holdings, LLC for cancellation.
Except as otherwise determined by us, the GoHealth Holdings, LLC Agreement requires GoHealth Holdings, LLC to take all actions with respect to its LLC Interests, including issuances, reclassifications, distributions, divisions or recapitalizations, such that (1) we at all times maintain a ratio of one common unit owned by us, directly or indirectly, for each share of Class A common stock issued and outstanding, and (2) GoHealth Holdings, LLC at all times maintains (a) a one-to-one ratio between the number of shares of Class A common stock issued and outstanding and the number of LLC Interests owned by us and (b) a one-to-one ratio between the number of shares of Class B common stock issued and outstanding and the number of LLC Interests owned by Centerbridge, our Founders and their permitted transferees, collectively.
Stockholders Agreement
Pursuant to the Stockholders Agreement, (i) Centerbridge has the right to designate that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Centerbridge Director (as defined below) not standing for election in such election, would result in there being two Directors, or the “Centerbridge Directors,” who will be Centerbridge Directors for as long as Centerbridge directly or indirectly, beneficially owns, in the aggregate, at least 10% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), and (ii) if at any time, Centerbridge directly or indirectly, beneficially owns, in the aggregate, less than 10% but at least 5% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), Centerbridge has the right to designate for nomination that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Centerbridge Director not standing for election in such election, would result in there being one Centerbridge Director. In addition, (i) Centerbridge has the right to designate that number of individuals who satisfy the independence requirements specified in the Stockholders Agreement, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Centerbridge-Designated Independent Director (as defined below) not standing for election in such election, would result in there being two Directors, or the “Centerbridge-Designated Independent Directors,” who will be Centerbridge-Designated Independent Directors for as long as Centerbridge directly or indirectly, beneficially owns, in the aggregate, at least 20% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), and (ii) if at any time, Centerbridge directly or indirectly, beneficially owns, in the aggregate, less than 20% but at least 15% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), Centerbridge has the right to designate for nomination that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Centerbridge-Designated Independent Director not standing for election in such election, would result in there being one Centerbridge-Designated Independent Director.
Pursuant to the Stockholders Agreement, (i) NVX Holdings has the right designate that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Founders Director (as defined below) not standing for election in such election, would result in there being two Directors, or the “Founders Directors,” who will be the Founders Directors for as long as NVX Holdings directly or indirectly, beneficially owns, in the aggregate, 10% or more of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly-issued shares of our class A common stock on a one-for-one basis), and (ii) if at any time, NVX Holdings directly or indirectly, beneficially owns, in the aggregate less than 10% but at least 5% of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly-issued shares of our class A common stock on a one-for-one basis), NVX Holdings has the right to designate for nomination that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Founders Directors not standing for election in such election, would result in there being one Founders Director. In addition, (i) NVX Holdings has the right to designate that number of individuals who satisfy the independence requirements specified in the Stockholders Agreement, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Founders-Designated Independent Director (as defined below) not standing for election in such election, would result in there being two Directors, or the “Founders-Designated Independent Directors,” who will be Founders-Designated Independent Directors for as long as NVX Holdings directly or indirectly, beneficially owns, in the aggregate, at least 20% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), and (ii) if at any time, NVX Holdings directly or indirectly, beneficially owns, in the aggregate, less than 20% but at least 15% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), NVX Holdings will have the right to designate for nomination that number of individuals, which, assuming all such individuals are successfully elected as Directors, when taken together with any incumbent Founders-Designated Independent Director not standing for election in such election, would result in there being one Founder-Designated Independent Director.
Additionally, pursuant to the Stockholders Agreement, each of Centerbridge and NVX Holdings has the right to appoint one board observer so long as Centerbridge or NVX Holdings, respectively, beneficially own, directly or indirectly, at least 5% of our Class A common stock (assuming that all outstanding LLC Interests in GoHealth Holdings, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis).
Each of Centerbridge and NVX Holdings have also agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Centerbridge Directors, the Centerbridge-Designated Independent Directors, the Founders Directors and the Founders-Designated Independent Directors. Additionally, pursuant to the Stockholders Agreement, we shall take all commercially reasonable actions to cause (1) the Board of Directors to be comprised of at least nine directors or such other number of directors as our Board of Directors may determine; (2) the individuals designated in accordance with the terms of the Stockholders Agreement to be included in the slate of nominees to be elected at the next annual or special meeting of our stockholders at which directors are to be elected and at each annual meeting of our stockholders thereafter at which a director’s term expires; and (3) the individuals designated in accordance with the terms of the Stockholders Agreement to fill the applicable vacancies on the Board of Directors. The Stockholders Agreement allows for the Board of Directors to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board of Directors’ fiduciary duties to our stockholders or does not otherwise comply with any requirements of our Amended and Restated Certificate of Incorporation or our Amended and Restated Bylaws or the charter for, or related guidelines of, the Board of Directors’ Nominating and Corporate Governance Committee.
In addition, the Stockholders Agreement provides that for as long as Centerbridge or NVX Holdings, respectively, beneficially owns, directly or indirectly, in the aggregate, 15% or more of all issued and outstanding shares of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of Centerbridge or NVX Holdings, respectively, including:
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any transaction or series of related transactions, in which any “person” or “group” acquires, directly or indirectly, in excess of fifty percent (50%) of then outstanding shares of capital stock of the Company, GoHealth Holdings, LLC or any of their respective subsidiaries or has the direct or indirect power to elect a majority of the members of our Board;

•	the sale, lease or exchange of all or substantially all of the property and assets of the Company and its subsidiaries, taken as a whole;
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any acquisition or disposition by the Company or any of its subsidiaries of assets, persons, equity interests or businesses, or entry into any join venture by the Company, where the aggregate consideration is greater than $50.0 million in any single transaction or series of related transactions;

•	the creation of a new class or series of capital stock or equity securities of the Company, GoHealth Holdings, LLC or any of their respective subsidiaries;
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any issuance of additional shares of Class A common stock, Class B common stock, Class C common stock, preferred stock or other equity securities of the Company, GoHealth Holdings, LLC or any of their respective subsidiaries;

•	any amendment or modification of the organizational documents of the Company, GoHealth Holdings, LLC or any of their respective subsidiaries;
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other than as contemplated by the LLC Agreement, any repurchase, redemption or other acquisition of any equity interests or other securities of, or other ownership interests in the Company or any of its subsidiaries;

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any incurrence of new indebtedness or refinancing of existing indebtedness by us, any guarantee made by the Company or any of its subsidiaries or any grant of any security interest in any of the assets of the Company or any of its subsidiaries, in each case with a value in excess of $25.0 million;

•	settlement of any material litigation or similar action to which the Company or any subsidiary is a party or could otherwise be bound;
•	any engagement of, or change to, our independent auditor;
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the hiring or termination (other than a termination for cause) of our Chief Executive Officer; provided, with respect to the hiring of the Chief Executive Officer, such approval shall not be unreasonably withheld if the candidate for Chief Executive Officer has been approved by the Board;

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(i) any increase, decrease or change in compensation (including equity compensation or other employment terms) with respect to our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer or Chief Strategy Officer or (ii) any approval, authorization or implementation of, or any change, amendment or modification to, any employee equity incentive plan, agreement or arrangement of the Company or any of its Subsidiaries; and

•	any agreement, authorization or commitment to do any of the foregoing.
In addition, the Stockholders Agreement provides that for as long as Centerbridge or NVX Holdings, respectively, beneficially owns, directly or indirectly, in the aggregate, 5% or more of all issued and outstanding shares of our Class A common stock (assuming that all outstanding LLC Interests are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), we will not take, and will cause our subsidiaries not to take, certain actions (whether by merger, consolidation or otherwise) without the prior written approval of Centerbridge or NVX Holdings, respectively, including:
•	the reorganization, recapitalization, voluntary bankruptcy, liquidation, dissolution or winding-up of the Company, GoHealth Holdings, LLC or any of their respective subsidiaries;
•	the (i) resignation, replacement or removal of the Company as the sole manager of GoHealth Holdings, LLC or (ii) appointment of any additional person as a manager of GoHealth Holdings, LLC;
•	any increase or decrease of the size of our Board;
•	any material change to the primary nature of the Company and its subsidiaries’ business; and
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any transaction with any affiliate, director or officer of the Company or any of its subsidiaries (other than employment arrangements with any such director or officer) involving an amount in excess of $3.0 million.

The Stockholders Agreement will terminate upon the earlier to occur of (i) each of Centerbridge and NVX Holdings cease to own any of our Class A common stock or Class B common stock or (ii) by unanimous consent of us, Centerbridge and NVX Holdings.
Registration Rights Agreement
We entered into a Registration Rights Agreement with certain of the Continuing Equity Owners in connection with our IPO. The Registration Rights Agreement provides certain of the Continuing Equity Owners with “demand” registration rights whereby, following our IPO and the expiration or waiver of any related lock-up period, such Continuing Equity Owners can require us to register under the Securities Act the offer and sale of shares of Class A common stock issuable to them, upon redemption or exchange of their LLC Interests. The Registration Rights Agreement will also provide for customary “piggyback” registration rights for all parties to the agreement.
Director and Officer Indemnification and Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have also purchased directors’ and officers’ liability insurance.

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 214 West Huron St., Chicago, Illinois 60654 in writing not later than December 7, 2021.
Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than January 26, 2022 and no later than February 25, 2022. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Corporate Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 26, 2022, then our Corporate Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2022 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

GOHEALTH, INC.’S ANNUAL REPORT ON FORM 10-K
A copy of GoHealth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on March 31, 2021 without charge upon written request addressed to:
GoHealth, Inc.
Attention: Corporate Secretary
214 West Huron St.
Chicago, Illinois 60654
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at investors.gohealth.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors

Brian P. Farley, Chief Legal Officer and Corporate Secretary
Chicago, Illinois
April 6, 2021

GoHealth™

GOHEALTH, INC.
214 W. HURON, ST.
CHICAGO, IL 60654

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 25, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GOCO2021**

You may attend the meeting via the Internet and vote during the meeting. We recommend, however, that you vote before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 25, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48140-P51696

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOHEALTH, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Rahm Emanuel
02) Helene D. Gayle
03) Alexander E. Timm

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D48141-P51696

GOHEALTH, INC.
Annual Meeting Stockholders
May 26, 2021 10:00 AM Eastern time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of GoHealth, Inc. hereby appoint(s) Brian Farley and Travis Matthiesen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock and/or Class B common stock of GoHealth, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on May 26, 2021, via a live webcast at www.virtualshareholdermeeting.com/GOCO2021, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side